UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 1, 2019

Control4 Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36017	42-1583209
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11734 S. Election Road

Salt Lake City, Utah 84020

(Address of principal executive offices, including zip code)

(801) 523-3100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CTRL	The NASDAQ Stock Market LLC

Introductory Note.

This Current Report on Form 8-K is being filed in connection with the closing on August 1, 2019 (the “Closing Date”) of the transactions contemplated by that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of May 8, 2019, by and among Control4 Corporation, a Delaware corporation (the “Company”), Wirepath Home Systems, LLC, a North Carolina limited liability company (“Parent”), and Copper Merger Sub Inc., a Delaware corporation and direct wholly owned subsidiary of Parent (“Merger Sub”). Pursuant to the terms and conditions set forth in the Merger Agreement, on the Closing Date, Merger Sub merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and as a direct wholly owned subsidiary of Parent.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On the Closing Date, the Merger was completed pursuant to the terms of the Merger Agreement.

At the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.0001 per share, of the Company (the “Company Common Stock”) issued and outstanding immediately prior to the Effective Time (other than (i) shares held by the Company in treasury or by Parent or Merger Sub or any affiliate of Parent or Merger Sub, (ii) shares held by any wholly owned subsidiary of the Company and (iii) shares held by stockholders of the Company who have properly demanded and not withdrawn a demand for, or lost their right to, appraisal rights pursuant to Section 262 of the General Corporation Law of the State of Delaware, collectively, the “Excluded Shares”) was automatically cancelled and converted into the right to receive $23.91 per share in cash (the “Merger Consideration”), without interest and subject to required withholding taxes.

At the Effective Time, unless otherwise provided in an agreement between Parent and the holder thereof, each outstanding option to acquire Company Common Stock (each, a “Company Stock Option”) that was fully vested and exercisable immediately prior to the Effective Time (or became fully vested and exercisable by the terms of such Company Stock Option as a result of the transactions contemplated by the Merger Agreement) (each such Company Stock Option, a “Vested Company Stock Option”) was cancelled and, in consideration thereof, the holder of such Vested Company Stock Option received an amount in cash equal to the product of (A) the excess, if any, of the Merger Consideration over the applicable exercise price of such Company Stock Option, multiplied by (B) the number of shares of Company Common Stock subject to such Company Stock Option, subject to applicable withholding taxes (such amount, the “Company Stock Option Consideration”). Unless otherwise provided in an agreement between Parent and the holder thereof, each outstanding Company Stock Option that was not a Vested Company Stock Option (each such Company Stock Option, an “Unvested Company Stock Option”) was cancelled at the Effective Time and, in consideration thereof, the holder of such Unvested Company Stock Option will receive the Company Stock Option Consideration, subject to and conditioned on the same terms and conditions (including any terms and conditions relating to vesting and acceleration thereof, but excluding any terms and conditions related to exercise) as applicable to the Unvested Company Stock Option to which such Company Stock Option Consideration relates, subject to acceleration in accordance with the Merger Agreement. At the Effective Time, any Company Stock Option that had an exercise price per share that was greater than or equal to the Merger Consideration was cancelled for no consideration.

At the Effective Time, unless otherwise provided in an agreement between Parent and the holder thereof, each outstanding Company restricted stock unit award (each, a “Company RSU Award”) that was fully vested immediately prior to the Effective Time (or became fully vested by the terms of such Company RSU Award as a result of the transactions contemplated by the Merger Agreement, except for any Executive Bonus PSU Award (as defined below)) (each such Company RSU Award, a “Vested Company RSU Award”) was cancelled and, in consideration thereof, the holder of such Company RSU Award received an amount in cash equal to the Merger Consideration in respect of each share of Company Common Stock subject to such Company RSU Award, subject to applicable withholding taxes (such amount, the “Company RSU Award Consideration”). Unless otherwise provided in an agreement between Parent and the holder thereof, each outstanding Company RSU Award that was not a Vested Company RSU Award (each such Company RSU Award, an “Unvested Company RSU Award”) was cancelled at the Effective Time and, in consideration thereof, the holder of such Unvested Company RSU Award will receive the Company RSU Award Consideration, subject to and conditioned on the same terms and conditions (including any terms and conditions relating to vesting and acceleration thereof) as applicable to the Unvested Company RSU Award to which such Company RSU Award Consideration relates, subject to acceleration in accordance with the Merger Agreement; provided, however, to the extent any Unvested Company RSU Award was subject to both time- and performance-vesting conditions (including any Executive Bonus PSU Award), the applicable performance-vesting conditions were deemed to be satisfied at target level; provided, further, with respect to any Executive Bonus PSU Award, subject to the terms described below with respect to 2019 Company Equity Awards, no Company RSU Award Consideration with respect to such Executive Bonus PSU Award shall become payable prior to the first anniversary of the vesting commencement date applicable to such Executive Bonus PSU Award. For purposes of the Merger Agreement, “Executive Bonus PSU Award” means any Company RSU Award that (i) was granted in 2019, (ii) is subject to both time- and performance-vesting conditions and (iii) would otherwise fully vest in the ordinary course on the first anniversary of the vesting commencement date specified in the applicable award agreement granting such Company RSU Award.

In addition, the parties have agreed that, (i) unless otherwise provided in an agreement between Parent and the holder thereof, to the extent that the full amount of Company Stock Option Consideration or Company RSU Award Consideration has not been paid with respect to an Unvested Company Stock Option or Unvested Company RSU

Award, as applicable, in each case, that was granted prior to 2019 (such Unvested Company Stock Option or Unvested Company RSU Award, a “Pre-2019 Company Equity Award”) and provided that the holder thereof has remained continuously employed with Parent or any of its affiliates through the six-month anniversary of the Closing Date, any then-unpaid Company Stock Option Consideration or Company RSU Award Consideration, as applicable, in respect of such Pre-2019 Company Equity Award shall be paid to such holder in accordance with the Merger Agreement; provided, however, that in the event such holder’s employment is terminated by Parent or any of its affiliates without Cause (as defined in the Company’s 2003 Equity Plan or the Company’s 2013 Stock Option and Incentive Plan (collectively, the “Company Stock Plans”), as applicable) prior to the six-month anniversary of the Closing Date, all then-unpaid Company Stock Option Consideration or Company RSU Award Consideration, as applicable, in respect of such Pre-2019 Company Equity Awards shall be paid to such holder in accordance with the Merger Agreement, and (ii) unless otherwise provided in an agreement between Parent and the holder thereof, with respect to any Unvested Company RSU Award, that was granted in 2019 (a “2019 Company RSU Award”), provided that the holder thereof has remained continuously employed with Parent or any of its affiliates through the six-month anniversary of the Closing Date and to the extent not previously paid, the portion of any Company RSU Award Consideration that is otherwise due to be paid in respect of such 2019 Company RSU Award on the first anniversary of the vesting commencement date of such 2019 Company RSU Award, shall become payable to the holder thereof upon the six-month anniversary of the Closing Date, and shall be paid to such holder in accordance with the Merger Agreement; provided, however, that in the event such holder’s employment is terminated by Parent or any of its affiliates without Cause (as defined in the applicable Company Stock Plan), all then-unpaid Company RSU Award Consideration in respect of such 2019 Company RSU Awards shall be paid to such holder in accordance with the Merger Agreement.

The description of the Merger and the Merger Agreement contained in this Item 2.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on May 9, 2019, and is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth under Item 2.01 is incorporated by reference into this Item 3.01.

On August 1, 2019, the Company notified The NASDAQ Stock Market LLC (“NASDAQ”) that the Merger had been completed and requested that NASDAQ (i) halt trading of the Company Common Stock on NASDAQ prior to the open of trading on August 1, 2019, (ii) suspend the Company Common Stock from listing on NASDAQ as of the close of business on August 1, 2019 and (iii) file with the SEC a notification of removal from listing on Form 25 to delist the Company Common Stock from NASDAQ and deregister the Company Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, the Company Common Stock will no longer be listed on NASDAQ.

The Company intends to file a Form 15 with the SEC terminating registration of the Company Common Stock under Section 12(g) of the Exchange Act and suspending the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth under Items 2.01, 3.01, 5.01, 5.02 and 5.03 is incorporated by reference into this Item 3.03.

As set forth under Item 2.01, at the Effective Time, each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than Excluded Shares) was automatically cancelled and converted into the right to receive the Merger Consideration.

Item 5.01 Change in Control of Registrant.

The information set forth under Items 2.01, 3.01, 3.03 and 5.02 is incorporated by reference into this Item 5.01.

As a result of the completion of the Merger, a change in control of the Company occurred and the Company became a direct wholly owned subsidiary of Parent. The total amount of consideration payable to the Company’s equityholders in connection with the Merger was approximately $680 million. The funds used by Parent to complete the Merger came from equity financing provided by investment funds affiliated with Hellman & Friedman, LLC, the Company’s cash on hand and debt financing provided by the financing sources party to that certain Incremental Agreement No. 3 to Credit Agreement, dated as of August 1, 2019, which amends the Credit Agreement, dated as of August 4, 2017 (as amended by the Amendment Agreement, dated as of November 1, 2017, as further amended by the Incremental Agreement No. 1, dated as of February 5, 2018, as further amended by the Incremental Agreement No. 2, dated as of October 31, 2018, and as further amended, amended and restated, supplemented or otherwise modified from time to time), among Crackle Purchaser LLC, a Delaware limited liability company, Wirepath LLC, a Delaware limited liability company, as the borrower, the financing sources party thereto as lenders and letter of credit issuers, UBS AG, Stamford Branch, as the Administrative Agent, Collateral Agent and Swingline Lender, and the other parties thereto.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth under Item 2.01 is incorporated by reference into this Item 5.02.

In connection with the Merger, at the Effective Time, each of Mark Jensen, Phil Molyneux, Rob Born, James Caudill, Jeremy Jaech, David C. Habiger, Martin Plaehn and Maria Thomas resigned from the board of directors of the Company. These resignations were a result of the completion of the Merger in accordance with the Merger Agreement and not as a result of any disagreements between the Company and the resigning directors on any matters relating to the Company’s operations, policies or practices. In connection with the Merger, at the Effective Time, each of the following persons became directors of the Company: John Heyman and Michael Carlet.

In connection with the Merger, at the Effective Time, each of Martin Plaehn, Mark Novakovich, Susan Cashen, Jefferson Dungan, Bryce Judd and Charles Kindel resigned as officers of the Company. These resignations were a result of the completion of the Merger in accordance with the Merger Agreement and not as a result of any disagreements between the Company and the resigning officers on any matters relating to the Company’s operations, policies or practices.

In connection with the Merger, at the Effective Time, the following persons became officers of the Company: John Heyman was appointed as Chief Executive Officer, Michael Carlet was appointed as Chief Financial Officer and Joshua D. Ellis, who was as an officer of the Company immediately prior to the Merger, will continue to be an officer of the Company.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 2.01 is incorporated by reference into this Item 5.03.

In accordance with the Merger Agreement, at the Effective Time, the certificate of incorporation of the Company was amended and restated in its entirety. A copy of such amended and restated certificate of incorporation is attached as Exhibit 3.1 hereto and is incorporated herein by reference.

In accordance with the Merger Agreement, at the Effective Time, the bylaws of the Company were amended and restated in their entirety. A copy of such amended and restated bylaws is attached as Exhibit 3.2 hereto and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On August 1, 2019, the Company issued a press release announcing the completion of the Merger. A copy of the press release is furnished as Exhibit 99.1 hereto. Such press release shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

2.1

Agreement and Plan of Merger, dated as of May 8, 2019, by and among Control4 Corporation, Wirepath Home Systems, LLC and Copper Merger Sub Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on May 9, 2019).

3.1	Amended and Restated Certificate of Incorporation of Control4 Corporation

3.2	Second Amended and Restated Bylaws of Control4 Corporation

99.1	Press Release, dated August 1, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Control4 Corporation
Date: August 1, 2019

	By:	/s/ Joshua D. Ellis
Joshua D. Ellis
General Counsel and Secretary